EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Danny Meeks, in my capacity as Chief Executive Officer of Greenwave Technology Solutions, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Greenwave Technology Solutions, Inc. for the quarter ended March 31, 2024 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Greenwave Technology Solutions, Inc.

Dated: May 20, 2024	By:	/s/ Danny Meeks
Danny Meeks
Chief Executive Officer (Principal Executive Officer)